UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2026 (January 28, 2026)

TEREX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Merritt 7, 4th Floor, Norwalk, Connecticut	06851
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on October 29, 2025, Terex Corporation, a Delaware corporation (the “Company” or “Terex”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with REV Group, Inc., a Delaware corporation (“REV”), Tag Merger Sub 1 Inc., a Delaware corporation and a direct wholly owned subsidiary of Terex (“Merger Sub 1”), and Tag Merger Sub 2 LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Terex (“Merger Sub 2”). The Merger Agreement provides that, among other things and subject to the terms and conditions thereof, (1) Merger Sub 1 will be merged with and into REV (the “First Merger”), with REV continuing as the surviving corporation in the First Merger, and (2) immediately following the First Merger, REV will be merged with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 continuing as the surviving company in the Second Merger as a wholly owned, direct subsidiary of Terex.  The Mergers and the other transactions contemplated by the Merger Agreement are herein referred to as the “Transaction.”

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 28, 2026, the Company held a special meeting of stockholders of the Company (the “Terex Special Meeting”) to consider and vote upon the following matters: (i) a proposal to approve the issuance of shares of common stock of Terex, par value $0.01 per share (the “Common Stock”), to stockholders of REV in connection with the First Merger pursuant to the terms of the Merger Agreement (the “Terex Stock Issuance Proposal”), and (ii) a proposal to approve the adjournment of the Terex Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the Terex Special Meeting to approve the Terex Stock Issuance Proposal (the “Terex Adjournment Proposal”). Prior to the Terex Special Meeting, the Company delivered a definitive joint proxy statement/prospectus (the “Proxy Statement”) to its stockholders describing the Terex Special Meeting, the Terex Stock Issuance Proposal, the Terex Adjournment Proposal, the Transaction, and related information. The Proxy Statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 23, 2025.

As disclosed in the Proxy Statement, as of the close of business on December 16, 2025, the record date for the Terex Special Meeting, there were 65,589,513 shares of Common Stock issued and entitled to vote at the Terex Special Meeting. Each share of Common Stock was entitled to one vote with respect to each proposal. A total of 57,398,568 shares of Common Stock, representing approximately 87.51% of the outstanding shares of Common Stock entitled to vote at the Terex Special Meeting, were present in person or by proxy, constituting a quorum to conduct business.

At the Terex Special Meeting, the Company’s stockholders approved the Terex Stock Issuance Proposal by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Terex Special Meeting.

The final voting results for the proposals voted on at the Terex Special Meeting are set forth below. For more information on the Proposal, see the Proxy Statement filed by Terex pursuant to Rule 424(b)(3) (Registration No. 333-292000) with the SEC on December 23, 2025.

1.	Terex Stock Issuance Proposal - Approval of the issuance of shares of Common Stock to stockholders of REV in connection with the Mergers pursuant to the terms of the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
54,715,508	2,531,328	151,732	0

The approval of the Terex Stock Issuance Proposal received the vote of more than a majority of the votes cast on the Terex Stock Issuance Proposal by the holders of Common Stock at the Terex Special Meeting.

2.	Terex Adjournment Proposal - Because there were sufficient votes to approve the Terex Stock Issuance Proposal, no proposal to adjourn the Terex Special Meeting was made.

No other business properly came before the Terex Special Meeting.

Item 8.01	Other Events.

On January 28, 2026, the Company and REV issued a joint press release announcing that the shareholder approvals required in connection with the Transaction have been obtained and that the Transaction is expected to close the first week of February 2026, subject to the satisfaction or waiver of customary closing conditions.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, which involve risks and uncertainties. Any statements about REV’s, Terex’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events and any other statements to the extent they are not statements of historical fact are forward-looking statements. Words, phrases or expressions such as “will,” “creates,” “anticipate,” “believe,” “could,” “confident,” “continue,” “estimate,” “expect,” “forecast,” “hope,” “intend,” “likely,” “may,” “might,” “objective,” “plan,” “possible,” “potential,” “predict,” “project”, “target,” “trend” and similar words, phrases or expressions are intended to identify forward‑looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are based on information available and assumptions made at the time the statements are made. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Forward-looking statements in this communication include, but are not limited to, statements about the benefits of the Transaction, including realization of synergies, low capital intensity, attractive leverage position, efficient cost base, predictability of earnings, future financial and operating results and free cash flow and the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

The following Transaction-related factors, among others, could cause actual results to differ materially from those expressed in or implied by forward-looking statements: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the Merger Agreement between REV and Terex; the possibility that the Transaction does not close when expected or at all because conditions to closing are not satisfied on a timely basis or at all; the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, trade policy (including tariff levels), laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which REV and Terex operate; any failure to promptly and effectively integrate the businesses of REV and Terex; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of REV’s or Terex’s customers, employees or other business partners, including those resulting from the announcement, pendency or completion of the Transaction; Terex’s issuance of additional shares of its capital stock in connection with the Transaction; the risk that Terex’s exploration of strategic options to exit its Aerials segment may not be successful or that any transaction entered into with respect to Terex’s Aerials segment is not on favorable terms; and the diversion of management’s attention and time to the Transaction and the exploration of strategic options with respect to the Terex Aerials segment and from ongoing business operations and opportunities; and the outcome of any legal proceedings that may be instituted against REV or Terex in connection with the Transaction.

Additional important factors relating to Terex and REV that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to the risks and contingencies detailed in Terex’s and REV’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

These factors are not necessarily all of the factors that could cause Terex’s, REV’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any forward-looking statements. Other unknown or unpredictable factors also could harm Terex’s, REV’s or the combined company’s results.

All forward-looking statements attributable to Terex, REV, or the combined company, or persons acting on Terex’s or REV’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and Terex and REV do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Terex or REV updates one or more forward-looking statements, no inference should be drawn that Terex or REV will make additional updates with respect to those or other forward-looking statements. Further information regarding Terex, REV and factors that could affect the forward-looking statements contained herein can be found in Terex’s and REV’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint press release issued by Terex Corporation and REV Group, Inc. on January 28, 2026.

104	Cover Page Interactive Date File - The cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2026
TEREX CORPORATION

By:	/s/ Scott J. Posner
Scott J. Posner
Senior Vice President, Secretary and General Counsel